UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

ZBB ENERGY CORPORATION
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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July 1, 2015

Dear ZBB Energy Corporation Shareholder:

You have previously received proxy materials in connection with the Special Meeting of Shareholders of ZBB Energy Corporation to be held on June 29, 2015. According to our latest records, your PROXY VOTE for this meeting HAS NOT BEEN RECEIVED.

ZBB Energy Corporation is asking shareholders to vote on the following proposals:

1.
Approve and ratify, for purposes of Section 713 of the Company Guide of the NYSE MKT, LLC, the issuance of securities of ZBB Energy Corporation (the “Company”) as described in the Proxy Statement under the terms of:

a.
that certain Securities Purchase Agreement by and between the Company and Solar Power, Inc. dated April 17, 2015, which provides for the issuance of (i) 8,000,000 shares of the Company’s common stock, (ii) 28,048 shares of the Company’s Series C Convertible Preferred Stock (the “Series C Preferred Stock”) and (iii) a warrant to purchase 50,000,000 shares of the Company’s common stock (the “Warrant”);

b.	the Certificate of Designation of Preferences, Rights and Limitations governing the Series C Preferred Stock; and

c.	the Warrant.

2.	Approve amendment to the Company’s Articles of Incorporation, as amended to date, to change the name of the Company to Ensync, Inc.

Regardless of the number of shares you own, it is important that they be represented at the meeting. Your vote matters to us and we need your support. Please vote your shares now so that your vote can be counted without delay.

If you do not vote and quorum is not reached your company will be forced into another costly adjournment.

We strongly encourage you to vote your shares today.  Voting is easy.  Please contact Kingsdale Shareholder Services to conveniently cast your vote by calling toll free 855-682-8087 between the hours of 8:30 a.m. and 10:00 p.m. Monday through Friday EDT.

TIME IS SHORT VOTE TODAY.

1.	VOTE BY TOUCHTONE PHONE: You may cast your vote by calling the toll-free number on the enclosed proxy card. Using your control number located on your proxy card, cast your ballot.

2.
VOTE THROUGH THE INTERNET:   You may cast your vote using the Internet by logging into the Internet address located on the enclosed proxy card at www.proxyvote.com and following the instructions on the website.

3.	VOTE BY MAIL: You may cast your vote by mail by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

YOUR PARTICIPATION IS IMPORTANT - PLEASE VOTE TODAY!

If you have any questions relating to this Shareholder Meeting or voting your shares, please call our proxy specialists toll-free at 855-682-8087 between the hours of 8:30 a.m. and 10:00 p.m. Monday through Friday Eastern time.

Thank you in advance for your support.

Sincerely,

Eric Apfelbach
Chief Executive Officer and Director

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 29, 2015 John Sample 1234
ANYWHERE STREET ANY CITY, ON A1A 1A1 See the reverse side of this notice to obtain proxy materials and voting instructions ZBB ENERGY CORPORATION
Meeting Information Meeting Type: Special Meeting For holders as of: May 12, 20I5 Date: June 29, 2015Time: 10:00AMCDT Location: ZBB Energy Corporation N93 W14475 Whittaker Way Menomonee Falls, Wl 53051
You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.

— Before You Vote —
How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement How to View Online: Have the information that is printed in the box marked by the arrow —> |xxxx xxxx xxxx xxxx | (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BYTELEPHONE: 1 -800-579-1639 3) 67 E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow —^ | xxxx xxxx xxxx xxxx| (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 15, 2015 to facilitate timely delivery.
— How To Vote —
0000249691 2 Rl .0.0-51160 Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet,go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow —[xxxx xxxx xxxx xxxx| available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items
The Board of Directors reconmends you vote FOR the following proposal(s): BARCODE
1. Approve and ratify, for purposes of Section 713 of the Company Guide of the NYSE MKT, LLC, the Issuance of securities of ZBB Energy Corporation (the Company) as described 1n the Proxy Statement under the terns of:(a) that certain Securities Purchase Agreenent ty and between the Company and Solar Power, Inc. dated as of April 17, 2015, which provides for the Issuance of (1) 8,000,000 shares of the Company’s conmcn stock, (11) 28,048 shares of the Conpany's Series C Convertible Preferred Stock (the Series C Preferred Stock) and (111) a warrant to purchase 50,000,000 shares of the Conpany's comnon stock (the Warrant);(b) the Certificate of Designation of Preferences, Rights and Limitations governing the Series C Preferred Stock; and (c) the Warrant.
2. Approve amendment to the Conpany’s Articles of Incorporation, as amended to date, to change the name of the Company.
NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE